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                                                              EXHIBIT-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Lloyd A. Wennlund, President/Chief Executive Officer of Northern Funds (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  May 27, 2004                            /s/ Lloyd A. Wennlund
     -------------------------                 --------------------------------
                                               Lloyd A. Wennlund, President
                                               (Chief Executive Officer)


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.

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         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Brian P. Ovaert, Treasurer/Chief Financial Officer of Northern Funds (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  May 27, 2004                              /s/ Brian P. Ovaert
     ---------------------------                 -----------------------------
                                                 Brian P. Ovaert, Treasurer
                                                 (Chief Financial Officer)


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.